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                                                                    Exhibit 1.1

                         L-3 COMMUNICATIONS CORPORATION

                         __% SENIOR SUBORDINATED NOTES

                      FORM OF DEBT UNDERWRITING AGREEMENT

                                                                   May __, 1998




LEHMAN BROTHERS INC.
BANCAMERICA ROBERTSON STEPHENS
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

                  L-3 Communications Corporation, a Delaware corporation (the "Company"), proposes to issue and sell to you (the "Underwriters") $150,000,000 in aggregate principal amount of its ___% Senior Subordinated Notes due 2008 (the "Notes") guaranteed (the "Guarantees") by Hygienetics Environmental Services, Inc., a Delaware corporation, L-3 Communications ILEX Systems, Inc., a Delaware corporation, and Southern California Microwave, Inc., a California corporation (collectively, the "Guarantors"), pursuant to the terms of an Indenture (the "Indenture") between the Company and The Bank of New York as trustee (the "Trustee"), relating to the Notes. As described in the Prospectus (hereinafter defined), the Company will use the net proceeds from the sale of the Notes to repay a substantial portion of its existing indebtedness and for general corporate purposes, including potential acquisitions. This is to confirm the agreement concerning the purchase of the Notes from the Company by the Underwriters and the guarantee of such Notes by the Guarantors.

                  It is understood by all parties that, L-3 Communications Holdings, Inc., the sole shareholder of the Company (the "Parent"), and the Company, are concurrently entering into (i) an agreement dated the date hereof (the "U.S. Underwriting Agreement") providing for the sale by the Company of 4,400,000 shares (the "Firm Stock") of the Parent's Common Stock, par value $.01 per share ("Common Stock"), through arrangements with

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certain underwriters inside the United States (the "U.S. Underwriters"), for whom Lehman Brothers Inc., Bear, Stearns & Co. Inc., Credit Suisse First Boston Corporation, Morgan Stanley & Co. Incorporated and C.E. Unterberg, Towbin are acting as representatives and (ii) an agreement dated the date hereof (the "International Underwriting Agreement") providing for the sale by the Company of 1,100,000 shares of the Parent's Common Stock (the "International Stock") through arrangements with certain underwriters outside the United States (the "International Managers"), for whom Lehman Brothers International (Europe), Bear, Stearns International Limited, Credit Suisse First Boston (Europe) Limited, Morgan Stanley & Co. International Limited and C.E. Unterberg, Towbin are acting as lead managers. In addition, the Parent proposes to grant to the U.S. Underwriters an option under the U.S. Underwriting Agreement to purchase up to an additional 825,000 shares of Common Stock ("the Option Stock" and, together with the Firm Stock, the "U.S. Stock") on the terms and for the purposes set forth in Section 2 of the U.S. Underwriting Agreement. The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and International Managers") which provides for, among other things, the transfer of shares of Common Stock between the two syndicates. Except as the context may otherwise require, references herein to the Stock shall include all the shares of Common Stock which may be sold pursuant to either the U.S. Underwriting Agreement or the International Underwriting Agreement.

                  1. Representations, Warranties and Agreements of the Company and the Guarantors. The Company and the Guarantors, jointly and severally represent, warrant and agree that:

                           (a) A registration statement on Form S-1, and
                  amendments No. 1, No. 2, No. 3 and No. 4 thereto, with respect to the Notes and the Guarantees have (i) been prepared by the Company and the Guarantors in conformity with the requirements of the United States Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; and the Indenture shall be qualified under the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the applicable rules and regulations thereunder. Copies of such registration statement and the amendments thereto have been delivered by the Company to you. As used in this Agreement, "Effective Time" means the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission; "Effective Date" means the date of the Effective Time; "Preliminary Prospectus" means each prospectus included in such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company and the Guarantors with the consent of the Underwriters pursuant to Rule 424(a) of the Rules and Regulations; "Registration Statement" means such registration statement, as amended at the Effective Time, including all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 5 hereof and deemed to be a part of the registration statement as of the Effective Time pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or
                  (4) of Rule 424(b) of the Rules and Regulations. If the Company and the Guarantors have filed or are required


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                  pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional Notes and Guarantees (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus; and no stop order suspending the effectiveness of the Registration Statement is in effect, and no proceedings for such purpose are pending before or threatened by the Commission. Any Rule 462(b) Registration Statement filed after the effectiveness of this Agreement will become effective no later than 10:00 P.M., New York City time, on the date of this Agreement.

                           (b) The Registration Statement (other than any Rule
                  462(b) Registration Statement to be filed by the Company and the Guarantors after the effectiveness of this Agreement) conforms, and the Prospectus and any further amendments or supplements to the Registration Statement (including, if the Company and the Guarantors are required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, such Rule 462(b) Registration Statement and any amendments thereto) or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, conform in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statement and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company by any Underwriter specifically for inclusion therein; and the Indenture conforms in all material respects to the requirements of the Trust Indenture Act and the applicable rules and regulations thereunder.

                           (c) The market-related and customer-related data and
                  estimates included in the Prospectus are based on or derived from sources which the Company believes to be reliable and accurate.

                           (d) The Company, the Parent and each of its
                  subsidiaries (as defined in Section 15) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification except for such qualification and good standing the failure of which, individually or in the aggregate, would not result in a material adverse effect on the condition (financial or other), business, prospect, properties, stockholders' equity or results of operations of


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                  the Company and its subsidiaries taken as a whole (a "Material
                  Adverse Effect"), and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the Company is a "significant subsidiary," as such term is defined in Rule 405 of the Rules and Regulations.

                           (e) All of the issued shares of capital stock of the
                  Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims, other than (i) liens, encumbrances, equities or claims described in the Prospectus and (ii) such other liens, encumbrances, equities or claims as are not, individually or in the aggregate, material to the Company and its subsidiaries, taken as a whole.

                           (f) This Agreement has been duly authorized,
                  executed and delivered by the Company and the Guarantors.

                           (g) The Indenture has been duly authorized, and when
                  duly executed by the proper officers of the Company (assuming due execution and delivery by the Trustee) and delivered by the Company, will constitute a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                           (h) The Notes have been duly and validly authorized
                  by the Company and when duly executed by the Company in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon delivery to the Underwriters against payment therefor in accordance with the terms hereof, will constitute valid and binding obligations of the Company entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Notes, when issued and delivered, will conform to the description thereof contained in the Prospectus.

                           (i) The Guarantees have been duly and validly
                  authorized by the Guarantors and when duly endorsed on the Notes in accordance with the terms of the Indenture and, assuming due authentication of the Notes by the Trustee, upon


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                  delivery to the Underwriters against payment therefor in
                  accordance with the terms hereof, will constitute valid and binding obligations of each of the Guarantors entitled to the benefits of the Indenture and enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                           (j) The execution, delivery and performance of this
                  Agreement and the Indenture by the Company and the Guarantors and the consummation of the transactions contemplated hereby and thereby will not conflict with or constitute a breach of, or a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, that is material to the financial condition or prospects of the Company and its subsidiaries, taken as a whole (collectively, the "Material Agreements"), except for breach of which, individually, or in the aggregate, would not result in a Material Adverse Effect, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any material law, statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets, provided, that the provisions for indemnification and contribution hereunder and thereunder may be limited by equitable principles and public policy consideration; and except for the registration of the Notes and the Guarantees under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the United States Securities Exchange Act of 1934, as amended (the "Exchange Act") and applicable state securities laws in connection with the purchase and distribution of the Notes and the Guarantees by the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, or the Indenture by the Company and the Guarantors and the consummation of the transactions contemplated hereby and thereby.

                           (k) Except as described in the Prospectus, there are
                  no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived or satisfied or rights not exerciserable in connection with the Registration Statement) to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.



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                           (l) Except as described in the Registration
                  Statement, the Company and the Guarantors have not sold or issued any Securities with terms that are substantially similar to the Notes and the Guarantees during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act.

                           (m) Neither the Company nor any of its subsidiaries
                  has incurred, since the date of the latest audited financial statements included in the Prospectus, any liability or obligation, direct or contingent, or entered into any transaction, in each case not in the ordinary course of business, that is material to the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any material change in the capital stock or material increase in the short-term or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving or which would reasonably be expected to involve a Material Adverse Effect, otherwise than as described or contemplated in the Prospectus.

                           (n) The historical and pro forma financial
                  statements, together with related notes, set forth in the Prospectus comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act applicable to registration statements on Form S-1 under the Securities Act. The historical financial statements of the Company fairly present the financial position of the Company (or its predecessors) at the respective dates indicated and the results of operations and cash flows of the Company (or its predecessors) for the respective periods indicated, in accordance with generally accepted accounting principals consistently applied throughout such periods. Such pro forma financial statements have been prepared on a basis consistent with such historical statements of the Company, except for the pro forma adjustments specified therein, and give effect to assumptions made on a reasonable basis and in good faith and present fairly the historical and proposed transactions contemplated by the Prospectus and this Agreement. The other financial and statistical information and data included in the Prospectus, historical and pro forma, have been derived from the financial records of the Company (or its predecessors) and, in all material respects, have been prepared on a basis consistent with such books and records of the Company (or its predecessor), except as disclosed therein.

                           (o) Coopers & Lybrand L.L.P., who have certified
                  certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 7(g) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations; and Ernst & Young LLP and KPMG Peat Marwick LLP, whose reports appear in the Prospectus and who have delivered the initial letters referred to in Sections 7(h) and 7(i) hereof, are independent accountants as required by the Securities Act and the Rules and Regulations.



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                           (p) The Company and each of its subsidiaries have
                  good and marketable title to all property (real and personal) described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Prospectus as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate).

                           (q) The Company and each of its subsidiaries own or
                  possess adequate rights to use all material patents, trademarks, service marks, trade names, copyrights, licenses, inventions, trade secrets and other rights, and all registrations or applications relating thereto, described in the Prospectus as being owned by them or necessary for the conduct of their business, except as such would not have a Material Adverse Effect (individually or in the aggregate), and the Company is not aware of any pending or threatened claim to the contrary or any pending or threatened challenge by any other person to the rights of the Company and its subsidiaries with respect to the foregoing which, if determined adversely to the Company and its subsidiaries, would have a Material Adverse Effect (individually or in the aggregate).

                           (r) Except as described in the Prospectus, there are
                  no legal or governmental proceedings pending or, to the knowledge of the Company, threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect.

                           (s) There are no contracts or other documents which
                  are required to be described in the Prospectus or filed as exhibits to the Registration Statement by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to the Registration Statement or incorporated therein by reference as permitted by the Rules and Regulations.

                           (t) No material relationship, direct or indirect,
                  exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, except as described in the Prospectus.

                           (u) The Company is not involved in any strike, job
                  action or labor dispute with any group of employees that would have a Material Adverse Effect, and, to the Company's knowledge, no such action or dispute is threatened.



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                           (v) Except as disclosed in the Prospectus, the
                  Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any material liability; the Company has not incurred and does not expect to incur any material liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code") (other than contributions in the normal course which are not in default); and each "pension plan" for which the Company would have any liability that is intended to be qualified under
                  Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification.

                           (w) The Company and its subsidiaries have filed all
                  federal, state and local income and franchise tax returns required to be filed through the date hereof and have paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company and its subsidiaries, might have a Material Adverse Effect.

                           (x) Neither the Company nor any of its subsidiaries
                  (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any Material Agreement or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its property or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its property or to the conduct of its business, except as would not, individually or in the aggregate, have a Material Adverse Effect.

                           (y) To the best of the Company's knowledge, neither
                  the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds or violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; except as such that would not have a Material Adverse Effect.

                           (z) There has been no storage, disposal, generation,
                  manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes,


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                  hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or would not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company has knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a Material Adverse Effect; and the terms "hazardous wastes," "toxic wastes," "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                           (aa) Neither the Company nor any subsidiary is an
                  "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder.

                           (ab) All of the representations and warranties of
                  the parties to the International Underwriting Agreement and the U.S. Underwriting Agreement, are true and correct.

                  2. Purchase of the Notes and Guarantees by the Underwriters. On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell the Notes (and cause the Guarantors to issue the Guarantees) to the several Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase the aggregate principal amount of Notes set opposite that Underwriter's name in Schedule 1 hereto. Each Underwriter will purchase such aggregate principal amount of Notes at an aggregate purchase price equal to ___% of the principal amount thereof (the "Purchase Price").

                  The Company shall not be obligated to deliver any of the Notes and Guarantees to be delivered on the Delivery Date (as hereinafter defined), except upon payment for all the Notes and Guarantees to be purchased on the Delivery Date as provided herein.

                  3. Offering of Notes and Guarantees by the Underwriters. Upon authorization by the Underwriters of the release of the Notes and Guarantees, the several Underwriters propose to offer the Notes and Guarantees for sale upon the terms and conditions set forth in the Prospectus.



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                  4. Delivery of and Payment for the Notes and Guarantees.
Delivery of and payment for the Notes and Guarantees shall be made at the office of Latham & Watkins, 885 Third Avenue New York, New York 10022 at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Underwriters and the Company. This date and time are sometimes referred to as the "Delivery Date." On the Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Notes and Guarantees to the Underwriters for the account of each Underwriter against payment to or upon the order of the Company of the purchase price by wire transfer in immediately available funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder. Upon delivery, the Notes and Guarantees shall be registered in such names and in such denominations as the Underwriters shall request in writing not less than two full business days prior to the Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Notes and Guarantees, the Company shall make the certificates representing the Notes and Guarantees available for inspection by the Underwriters in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Delivery Date.

                  5. Further Agreements of the Company. The Company agrees:

                           (a) To prepare the Prospectus in a form approved by
                  the Underwriters and to file such Prospectus pursuant to Rule 424(b) under the Securities Act not later than Commission's close of business on the second business day following the execution and delivery of this Agreement or, if applicable, such earlier time as may be required by Rule 430A(a)(3) under the Securities Act; to make no further amendment or any supplement to the Registration Statement or to the Prospectus except as permitted herein; to advise the Underwriters, promptly (i) after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and (ii) if the Company is required to file a Rule 462(b) Registration Statement after the effectiveness of this Agreement, when the Rule 462(b) Registration Statement has become effective and, in the case of each of (i) and (ii), to furnish the Underwriters with copies thereof; to advise the Underwriters, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Notes and Guarantees for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its reasonable best efforts to obtain its withdrawal;



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                           (b) To furnish promptly to each of the Underwriters
                  and to counsel for the Underwriters a conformed copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                           (c) To deliver promptly to the Underwriters such
                  number of the following documents as the Underwriters shall reasonably request each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus; and, if the delivery of a prospectus is required at any time after the Effective Time in connection with the offering or sale of the Notes or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Underwriters and, upon their request, to file such document and to prepare and furnish (without charge for the 9 month period following the Delivery
                  Date) to each Underwriter and to any dealer in securities as many copies as the Underwriters may from time to time reasonably request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance.

                           (d) To file promptly with the Commission any
                  amendment to the Registration Statement or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Underwriters, be required by the Securities Act or requested by the Commission;

                           (e) Prior to filing with the Commission any
                  amendment to the Registration Statement or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Underwriters and counsel for the Underwriters and not to file any such document to which the Underwriters shall reasonably object after having been given reasonable notice of the proposed filing thereof;

                           (f) As soon as practicable after the Effective Date,
                  (it being understood that the Company shall have until at least 410 days after the end of the Company's current fiscal quarter) to make generally available to the Company's security holders and to deliver to the Underwriters an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                           (g) Promptly from time to time to take such action
                  as the Underwriters may reasonably request to qualify the Notes and the Guarantees for offering and sale under the securities laws of such jurisdictions as the Underwriters may request (provided, however, that the Company shall not be obligated to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process in any jurisdiction in which it is not now so subject) and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

                           (h) To apply the net proceeds from the sale of the
                  Notes being sold by the Company as set forth in the Prospectus;

                           (i) To take such steps as shall be necessary to
                  ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940 and the rules and regulations of the Commission thereunder; and

                           (j) If the Registration Statement at the time of the
                  effectiveness of this Agreement does not cover all of the Notes and Guarantees, to file (and cause the Guarantors to file) a Rule 462(b) Registration Statement with the Commission registering the Notes and Guarantees not so covered in compliance with Rule 462(b) by 10:00 P.M., New York City time, on the date of this Agreement and to pay to the Commission the filing fee for such Rule 462(b) Registration Statement at the time of the filing thereof or to give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Securities Act.

                  6. Expenses. The Company agrees to pay (a) the costs incident to the authorization, issuance, sale and delivery of the Notes and Guarantees and any taxes payable in that connection; (b) the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statement and any amendments and exhibits thereto; (c) the costs of distributing the Registration Statement as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; (d) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Notes and Guarantees; (e) any applicable listing or other fees; (f) the fees and expenses of qualifying the Notes and Guarantees under the securities laws of the several jurisdictions as provided in Section 5(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the Underwriters); (g) any fees charged by securities rating services for rating the Notes and Guarantees; (h) all costs and expenses incident to the performance of the Company's obligations under Section 9 and (i) all other costs and expenses incident to the performance of the obligations of the Company and the Guarantors; provided, that (x) the Company and the Underwriters will bear their own "road show" expenses and (y) the Company on the one hand, and the Underwriters on the other hand, will each bear one half of the cost of the charter air craft used in connection with the "road show."

                  7. Conditions of Underwriters' Obligations. The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on the Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                           (a) The Prospectus shall have been timely filed with
                  the Commission in accordance with Section 5(a); no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with; and any 462(b) Registration Statement required by this Agreement to be filed shall have been so filed and become effective.

                           (b) No Underwriter shall have discovered and
                  disclosed to the Company on or prior to the Delivery Date that the Registration Statement or the Prospectus or any amendment or supplement thereto contains an untrue statement of a fact which, in the opinion of Latham & Watkins, counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading.

                           (c) All corporate proceedings and other legal
                  matters incident to the authorization, form and validity of this Agreement, the Indenture, the Notes, the Registration Statement and the Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Underwriters, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                           (d) Simpson Thacher & Bartlett shall have furnished
                  to the Underwriters its written opinion, as counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                                    (i) The Company and each of its Delaware
                           subsidiaries have been duly incorporated and are validly existing as corporations and in good standing under the laws of Delaware, and have all corporate power and authority necessary to conduct their respective businesses as described in the Registration Statement and the Prospectus;

                                    (ii) The Parent has an authorized
                           capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock and International Stock being delivered on the Delivery
                           Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each Delaware subsidiary of the Company have been duly and validly authorized and issued, are fully paid and non-assessable (except for directors' qualifying shares) and, based solely on our examination of each such subsidiary's stock ledger and minute book, all such shares are held of record by the Company and/or a subsidiary of the Company;

                                    (iii) The Registration Statement has become
                           effective under the Securities Act, the Indenture was qualified under the Trust Indenture Act and the Prospectus was filed pursuant to Rule 424(b)__ of the rules and regulations of the Commission under the Act and, to our knowledge, no stop order suspending the effectiveness of the Registration Statement has been issued or proceeding for that purpose has been instituted or threatened by the Commission;

                                    (iv) The Indenture has been duly
                           authorized, executed and delivered by the Company and duly qualified under the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and assuming due authorization, execution and delivery thereof by the Trustee, constitutes a valid and, legally binding obligation of the Company enforceable against the Company in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                                    (v) The Notes have been duly authorized,
                           executed and issued by the Company and, assuming due authentication thereof by the Trustee and upon payment and delivery in accordance with the terms of the Underwriting Agreement, will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms and entitled to the benefits of the Indenture subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing; and the Notes, when issued and delivered, will conform to the description thereof contained in the Prospectus.

                                    (vi) The Guarantees have been duly
                           authorized, executed and issued by the respective Guarantors and, assuming due authentication of the Notes by the Trustee, upon payment and delivery in accordance with the terms of the Underwriting Agreement will constitute valid and legally binding obligations of each of the Guarantors enforceable in accordance with their terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) or an implied covenant of good faith and fair dealing.

                                    (vii) The statements contained in the
                           Prospectus under the captions "Risk
                           Factors-Subordination," "Risk Factors-Restrictions
                           Imposed by the Senior Credit Facilities and the Indentures," "Business-Pension Plans," "Certain Relationships and Related Transactions," "Management-Limitations on Liability and Indemnification Matters," "Management-1997 Stock Option Plan," "Management-Employment Agreements," "Description of Certain Indebtedness," and "Description of the Notes," insofar as they describe charter documents, contracts, statutes, rules and regulations and other legal matters, constitute an accurate summary thereof in all material respects;

                                    (viii) The statements made in the
                           Prospectus under the caption "United States Federal Tax Considerations," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects.

                                    (ix) To such counsel's knowledge, there are
                           no contracts or documents of a character required by the Securities Act or by the rules and regulations thereunder to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Securities Act or by the rules and regulations thereunder;

                                    (x) This Agreement has been duly
                           authorized, executed and delivered by the Company and the Guarantors;

                                   (xi) The issue and sale of the Notes and
                           Guarantees being delivered on the Delivery Date by the Company and the Guarantors and the compliance by the Company, the Guarantors or the Parent, as applicable, with all of the provisions of this Agreement, the Indenture, the International Underwriting Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not breach or result in a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed as an exhibit to the Registration Statement nor will such actions violate the Certificate of Incorporation or By-Laws of the Company, the Parent or any of their subsidiaries or any federal or New York statute or the Delaware General Corporation Law or any rule or regulation that has been issued pursuant to any federal or New York statute or the Delaware General Corporation Law or any order known to such counsel issued pursuant to any federal or New York statute or the Delaware General Corporation Law by any court or governmental agency or body or court having jurisdiction over the Company, the Parent or any of their subsidiaries or any of their properties or assets; and no consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to such counsel's knowledge, any federal or New York court or any Delaware court acting pursuant to the Delaware General Corporation Law is required for the issue and sale of the Stock and International Stock by the Parent and the issuance and sale of the Notes by the Company (and the guarantee of such Notes by the Guarantors), except for the registration under the Act and the Exchange Act of the Stock, International Stock, Notes and Guarantees, and such consents, approvals, authorizations, registrations or qualifications as may be required state securities or Blue Sky laws in connection with the purchase and distribution of the Stock by the U.S. Underwriters and the International Managers and the Notes and Guarantees by the Underwriters. The opinions set forth in this paragraph are based upon our consideration of only those statutes, rules and regulations which, in such counsel's experience, are normally applicable to securities underwriting transactions.

                           In rendering such opinion, such counsel may state that its opinion is limited to matters governed by the federal laws of the United States and the laws of the State of New York and the Delaware General Corporation Law.

                           Such counsel shall also have furnished to the Underwriters a written statement, addressed to the Underwriters and dated the Delivery Date. Such counsel has not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraph
                           (viii) above. In the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel participated in conferences with certain officers and employees of the Company, with representatives of Coopers & Lybrand L.L.P., Ernst & Young LLP, KPMG Peat Marwick LLP and with counsel to the Company. Based upon our examination of the Registration Statement and the Prospectus, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of _______, 1998, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case such counsel need not express opinion with respect to the financial statements or other financial data contained or incorporated by reference in the Registration Statement or the Prospectus, and (ii) such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need not express belief with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

                                    (e) Christopher C. Cambria, General Counsel
                  of the Company, shall have furnished to the Underwriters his written opinion, as General Counsel to the Company, addressed to the Underwriters and dated the Delivery Date, in form and substance reasonably satisfactory to the Underwriters, to the effect that:

                                    (i) To such counsel's knowledge, the
                           Company and each of its subsidiaries have good and marketable title to all property (real and personal) described in the Prospectus as being owned by them, free and clear of all liens, claims, security interests or other encumbrances except such as are described in the Prospectus or, to the extent that any such liens, claims, security interests or other encumbrances would not have a Material Adverse Effect (individually or in the aggregate) and all the material property described in the Prospectus as being held under lease by the Company and its subsidiaries is held by them under valid, subsisting and enforceable leases, with only such exceptions as would not have a Material Adverse Effect (individually or in the aggregate);

                                   (ii) To such counsel's knowledge and except
                           as otherwise disclosed in the Prospectus, there are no legal or governmental proceedings pending or threatened, against the Company or any of its subsidiaries or to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, are reasonably likely to cause a Material Adverse Effect;

                                    (iii) To such counsel's knowledge and
                           except as otherwise disclosed in the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to include such person's securities in the securities registered pursuant to the Registration Statement;

                                    (iv) None of the issue and sale of the
                           Notes and Guarantees being delivered on such Delivery Date by the Company and the Guarantors and the compliance by the Company, the Guarantors and the Parent, as applicable, with all of the provisions of this Agreement, the International Underwriting Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby requires any consent, approval, authorization or other order of, or registration or filing with, any federal court, federal regulatory body, federal administrative agency or other federal governmental official having authority over government procurement matters (provides), that the opinion contained in this paragraph (iv) may be delivered by other counsel reasonably satisfactory to the Underwriters).

                           (f) The Underwriters shall have received from Latham
                  & Watkins, counsel for the Underwriters, such opinion or opinions, dated the Delivery Date, with respect to the issuance and sale of the Notes and Guarantees, the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                           (g) At the time of execution of this Agreement, the
                  Underwriters shall have received from Coopers & Lybrand L.L.P. a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (h) At the time of execution of this Agreement, the
                  Underwriters shall have received from Ernst & Young LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (i) At the time of execution of this Agreement, the
                  Underwriters shall have received from KPMG Peat Marwick LLP a letter, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and other matters ordinarily covered by accountants' "comfort letters" to underwriters in connection with registered public offerings.

                           (j) With respect to the letters referred to in the
                  preceding three paragraphs and delivered to the Underwriters concurrently with the execution of this Agreement (the "initial letters"), the Company shall have furnished to the Underwriters letters (the "bring-down letters") of such accountants, in form and substance satisfactory to the Underwriters, addressed to the Underwriters and dated the Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letters (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firms with respect to the financial information and other matters covered by the initial letters and (iii) confirming in all material respects the conclusions and findings set forth in the initial letters.

                           (k) The Company and the Guarantors shall have
                  furnished to the Underwriters a certificate, dated the Delivery Date, of their respective Chairman of the Board, their respective President or a Vice President and their respective chief financial officer stating that:

                                    (i) The representations and warranties of
                           the Company and the Guarantors in Section 1 are true and correct as of the Delivery Date; the Company and the Guarantors have complied with all their agreements contained herein; and the conditions set forth in Sections 7(a) and 7(l) have been fulfilled; and

                                    (ii) They have carefully examined the
                           Registration Statement and the Prospectus and, in their opinion (A) as of the Effective Date, the Registration Statement and Prospectus did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date no event has occurred which should have been set forth in a supplement or amendment to the Registration Statement or the Prospectus.

                           (l) (i) Neither the Company nor any of its
                  subsidiaries shall have sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (ii) since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the business, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes and the Guarantees being delivered on the Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (m) Subsequent to the execution and delivery of this
                  Agreement (i) no downgrading shall have occurred in the rating accorded the Company's debt securities by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities.

                           (n) Subsequent to the execution and delivery of this
                  Agreement there shall not have occurred any of the following:
                  (i) trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by Federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several Underwriters, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on the

                  Delivery Date on the terms and in the manner contemplated in the Prospectus.

                           (o) The closings under the U.S. Underwriting
                  Agreement and the International Underwriting Agreement shall have occurred prior to the closing hereunder on the Delivery Date.

                  All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Underwriters.

                  8.  Indemnification and Contribution.

                  (a) The Company and the Guarantors shall jointly and severally indemnify and hold harmless each Underwriter and C.E. Unterberg, Towbin in its role as qualified independent underwriter pursuant to the rules of the National Association of Securities Dealers, Inc., their officers and employees and each person, if any, who controls any Underwriter within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Notes and Guarantees), to which that Underwriter, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act or any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Notes and Guarantees or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company and the Guarantors shall not be liable under this clause (iii) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct), and shall reimburse each Underwriter and each such officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company and the Guarantors shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company behalf of any Underwriter specifically for inclusion therein; provided further, that the indemnification contained in this paragraph (a) with respect to the Preliminary Prospectus shall not inure to the benefit of any Underwriter (or to the benefit of any officers or employees of any Underwriter or of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or action arising from the sale of Notes and Guarantees by such Underwriter to any person if the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in the Preliminary Prospectus was corrected in the Prospectus and the Underwriter sold Notes and Guarantees to that person without sending or giving at or prior to the written confirmation of such sale, a copy of the Prospectus (as then amended or supplemented) if the Company has previously furnished sufficient copies thereof to the Underwriter on a timely basis to permit such sending or giving which information consists solely of the information specified in Section 8(e). The foregoing indemnity agreement is in addition to any liability which the Company and Guarantors may otherwise have to any Underwriter or to any officer, employee or controlling person of that Underwriter.

                  (b) Each Underwriter, severally and not jointly, shall indemnify and hold harmless the Company, the Guarantors, their officers and employees, each of their directors, and each person, if any, who controls the Company and the Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company, the Guarantors or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any amendment or supplement thereto, or (B) in any Blue Sky Application or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Company by or on behalf of that Underwriter specifically for inclusion therein, and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any Underwriter may otherwise have to the Company, the Guarantors or any such director, officer, employee or controlling person.

                  (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 8, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 8 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this
Section 8. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 8 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense thereof but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment thereof has been specifically authorized by the indemnifying party in writing,
(ii) such indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party and in the reasonable judgment of such counsel, it is advisable for such indemnified party to employ separate counsel or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, which firm shall be designated in writing by Lehman Brothers Inc., if the indemnified parties under this Section 8 consist of any Underwriters or any of their respective officers, employees or controlling persons, or by the Company, if the indemnified parties under this Section consist of the Company or any of the Company's directors, officers, employees or controlling persons. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Section 8 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 8(a) or 8(b) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof,
(i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Notes and Guarantees or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company, on the one hand and the Underwriters on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand and the Underwriters on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Notes and Guarantees purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the Notes and Guarantees under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section shall be deemed to include, for purposes of this Section 8(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 8(d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 8(e) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute as provided in this Section 8(d) are several in proportion to their respective underwriting obligations and not joint.

                  (e) The Underwriters severally confirm and the Company and the Guarantors acknowledge that the statements with respect to the public offering of the Notes and Guarantees by the Underwriters and the last sentence of the fourth paragraph on the cover page of, the legend concerning stabilization on page (i) of, and the fourth, fifth, sixth and seventh paragraphs appearing under the caption "Underwriting" in, the Prospectus are correct and constitute the only information concerning such Underwriters furnished in writing to the Company by or on behalf of the Underwriters specifically for inclusion in the Registration Statement and the Prospectus.

                  9.  Market-Maker Prospectus.

                  (a) The Company acknowledges that any broker or dealer registered under the Exchange Act (a "Broker-Dealer") that is an affiliate of the Company and that the holds Notes and Guarantees that are acquired for its own account as a result of market-making activities or other trading activities (such Notes and Guarantees are referred to herein as "Broker-Dealer Transfer Restricted Securities" and such Broker-Dealers are referred to herein as "Restricted Broker-Dealers") may not resell such Broker-Dealer Transfer Restricted Securities without delivering a prospectus. Consequently, the Company and the Guarantors shall cause the Registration Statement to include alternate prospectus pages (in a form included in the Registration Statement) relating to such market-making activities. The prospectus included in such Registration Statement, as it may be amended or supplemented from time-to time, including such alternate pages, is referred to in this Agreement as a "Market-Maker Prospectus."

                  (b) Following the Effective Time and until such time as all Restricted Broker-Dealers determine in their judgment that they are no longer required to deliver a prospectus in connection with sales of Broker-Dealer Transfer Restricted Securities, the Company and the Guarantors shall:

                  (i) use all commercially reasonable efforts to deliver Market-Maker Prospectuses to all Restricted Broker-Dealers immediately after the Delivery Date and from time to time thereafter upon request, in such quantities as such Restricted Broker-Dealer shall require;

                  (ii) use all commercially reasonable efforts to keep the Registration Statement continuously effective and provide all requisite financial statements, including, if required by the Securities Act or the Rules and Regulations, financial statements of any guarantors of the Notes;

                  (iii) upon the occurrence of any event that would cause the Registration Statement or any Market-Maker Prospectus (A) contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or (B) not to be effective and usable for resale of Broker-Dealer Transfer Restricted Securities, file promptly, an appropriate amendment to the Registration Statement, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use all commercially reasonable efforts to cause such amendment to be declared effective and the Registration Statement and the Market-Maker Prospectus to become usable for their intended purpose as soon as practicable thereafter. Notwithstanding anything to the contrary herein, at any time after the Delivery Date, the Company may allow the Market-Maker Prospectus and the related Registration Statement to cease to be effective and usable if (x) the board of directors of the Company determines in good faith that it is in the best interests of the Company not to disclose the existence of or facts surrounding any proposed or pending material corporate transaction involving the Company, and the Company notifies all Restricted Broker-Dealers within two business days after the board of directors makes such determination, or (y) the Market-Maker Prospectus and the related Registration Statement contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (iv) prepare and file with the Commission such post-effective amendments to the Registration Statement and related Market-Maker Prospectuses as may be necessary to keep them effective, to the extent necessary to ensure that they are available for sales of Broker-Dealer Transfer Restricted Securities by Restricted Broker-Dealers, and to ensure that they conform with the requirements of this Agreement and the Securities Act and the Rules and Regulations; cause the Market-Maker Prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the Registration Statement;

                  (v) advise the Restricted Broker-Dealers, promptly and, if requested by such Restricted Broker-Dealers, to confirm such advice in writing, (A) when the Market-Maker Prospectus or any Market-Maker Prospectus supplement or post-effective amendment has been filed, and, with respect to any post-effective amendment with respect to the Registration Statement, when the same has become effective, (B) of any request by the Commission for amendments to the Registration Statement or amendments or supplements to the Market-Maker Prospectus or for additional information relating thereto, (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Broker-Dealer Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, and (D) of the existence of any fact or the happening of any event that makes any statement of a material fact made in the Registration Statement, the Market-Maker Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading. If at any time the Commission shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Broker-Dealer Transfer Restricted Securities, as applicable, under state securities or Blue Sky laws, the Company and the Guarantors shall use all commercially reasonable efforts to obtain the withdrawal or lifting of such order at the earliest possible time;

                  (vi) furnish to each Restricted Broker-Dealer before filing with the Commission, copies of any Registration Statement or any Market-Maker Prospectus included therein or any amendments or supplements to any such Registration Statement or Market-Maker Prospectus (including all documents incorporated by reference), which documents will be subject to the review of such Restricted Broker-Dealers for a period of at least five business days, and the Company and the Guarantors will not file any amendment or supplement to any such Registration Statement or Market-Maker

         Prospectus (including all such documents incorporated by reference) if the Restricted Broker-Dealers shall not have had an opportunity to participate in the preparation thereof;

                  (vii) promptly prior to the filing of any document that is to be incorporated by reference into a Registration Statement or Market-Maker Prospectus, provide copies of such document to each Restricted Broker-Dealer, make the Company's representatives available for discussion of such document and other customary due diligence matters, and include such information in such document prior to the filing thereof as such Restricted Broker-Dealers reasonably may request;

                  (viii) make available at reasonable times at the Company's principal place of business for inspection by the Restricted Broker-Dealers, and any attorney or accountant retained by such Restricted Broker-Dealers, such financial and other information of the Company and the Guarantors as reasonably requested and cause the Company's officers, directors and employees to respond to such inquiries as shall be reasonably necessary, in the reasonable judgment of counsel to such Restricted Broker-Dealers, to conduct a reasonable investigation; provided, however, that each such party shall be required to maintain in confidence and not to disclose to any other person any information or records reasonably designated by the Company in writing as being confidential, until such time as (A) such information becomes a matter of public record (whether by virtue of its inclusion in such Registration Statement or otherwise), or (B) such person shall be required so to disclose such information pursuant to the subpoena or order of any court or other governmental agency or body having jurisdiction over the matter (subject to the requirements of such order, and only after such person shall have given the Company prompt prior written notice of such requirement), or (C) such information is required to be set forth in such Registration Statement or the Market-Maker Prospectus included therein or in an amendment to such Registration Statement or an amendment or supplement to such Market-Maker Prospectus in order that such Registration Statement, Market-Maker Prospectus, amendment or supplement, as the case may be, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (ix) if requested by any Restricted Broker-Dealer, promptly incorporate in any Registration Statement or Market-Maker Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as such Restricted Broker-Dealer may reasonably request to have included therein and make all required filings of such Market-Maker Prospectus supplement or post-effective amendment as soon as practicable after the Company is notified of the matters to be incorporated in such Market-Maker Prospectus supplement or post-effective amendment;

                  (x) furnish to each Restricted Broker-Dealer each amendment and supplement to the Registration Statement at least one conformed copy, including all documents incorporated by reference therein and all exhibits, including exhibits incorporated therein by reference;

                  (xi) deliver to each Restricted Broker-Dealer, as many copies of any amendment or supplement to the Market-Maker Prospectus as such Restricted Broker-Dealers reasonably may request; the Company and the Guarantors hereby consent to the use of any Market-Maker Prospectus and any amendment or supplement thereto by each Restricted Broker-Dealer in connection with the offering and the sale of Broker-Dealer Transfer Restricted Securities covered by such Market-Maker Prospectus or any amendment or supplement thereto;

                  (xii) take all such other actions to expedite or facilitate the disposition of the Broker-Dealer Transfer Restricted Securities pursuant to the Registration Statement to such extent as may be requested by a Restricted Broker-Dealer; provided, that, the Company and the Guarantors shall not be required to enter into any agreement more than once with respect to all of the Broker-Dealer Restricted Securities; and the Company and the Guarantors shall, if requested by Lehman Brothers Inc.:

                           (A) furnish to each Restricted Broker-Dealer, in
                  such substance and scope as they may request and as are customarily made in connection with an offering of debt securities pursuant to a Registration Statement upon the filing of any amendment or supplement to any Registration Statement or any other document that is incorporated in any Registration Statement by reference and includes financial data with respect to a fiscal quarter or year:

                                    (1) a certificate, dated the date of such
                           amendment or supplement and substantially in the form of the certificate specified by Section 7(k), provided that such certificate shall speak as of its date;

                                    (2) an opinion of counsel of the Company
                           and the Guarantors, dated the date of such amendment or supplement and covering the matters set forth in paragraphs (d) and (e) of Section 7 and such other matter as such parties may reasonably request, and in any event including a statement to the effect that such counsel has participated in conferences with officers and other representatives of the Company, representatives of the independent public accountants for the Company, the Underwriters' representatives and the Underwriters' counsel in connection with the preparation of such amendment or supplement and have considered the matters required to be stated therein and the statements contained therein, although such counsel has not independently verified the accuracy, completeness or fairness of such statements; and that such counsel advises that, on the basis of the foregoing (relying as to materiality to a large extent upon facts provided to such counsel by officers and other representatives of the Company and without independent check or verification), no facts came to such counsel's attention that caused such counsel to believe that the Registration Statement, at the time any post-effective amendment thereto became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or that the Market-Maker Prospectus contained in such Registration Statement amendment as of its date, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. Such counsel may state further that such counsel assumes no responsibility for, and has not independently verified, the accuracy, completeness or fairness of the financial statements, notes and schedules and other financial data included in any Registration Statement contemplated by this Agreement or the related Market-Maker Prospectus; and

                                    (3) customary comfort letter(s), dated the
                           date of such amendment or supplement from the Company's independent accountants, in the customary form and covering matters of the type customarily covered in comfort letters by underwriters in connection with underwritten offerings, and affirming the matters set forth in the comfort letters delivered pursuant to Section 7 of the Purchase Agreement, without exception; and

                           (B) deliver such other documents and certificates as
may be reasonably requested by such Restricted Broker-Dealers to evidence compliance with clause (A) above.

                  (xiii) cooperate with the Restricted Broker-Dealers and their respective counsel in connection with the registration and qualification of the Broker-Dealer Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions as the Restricted Broker-Dealers may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Broker-Dealer Transfer Restricted Securities the Registration Statement; provided, however, that the Company and the Guarantors shall not be required to register or qualify as a foreign corporation where it is not now so qualified or to take any action that would subject it to the service of process in suits or to taxation, other than as to matters and transactions relating to the Registration Statement, in any jurisdiction where it is not now so subject;

                  (c) Each Restricted Broker-Dealer agrees by acquisition of Broker-Dealer Transfer Restricted Securities that, upon receipt of any notice from the Company of the existence of any fact of the kind described in Section 9(b)(iii) hereof, such Restricted Broker-Dealer will forthwith discontinue disposition of Broker-Dealer Transfer Restricted Security pursuant to the applicable Registration Statement until such Restricted Broker-Dealer's receipt of the copies of the supplemented or amended Market-Maker Prospectus contemplated by this Section 9, or until it is advised in writing (the "Advice") by the Company that the use of the Market-Maker Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Market-Maker Prospectus. If so directed by the Company, each Restricted Broker-Dealer will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Restricted Broker-Dealers' possession, of the Market-Maker Prospectus covering such Broker-Dealer Transfer Restricted Security that was current at the time of receipt of such notice.

                  The Company may require each Restricted Broker-Dealer to furnish to the Company such information regarding such Restricted Broker-Dealer and such Restricted Broker-Dealers' intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities as the Company may from time to time reasonably request in writing, but only to the extent that such information is required in order to comply with the Securities Act. Each such Restricted Broker-Dealer agrees to notify the Company as promptly as practicable of (i) any inaccuracy or change in information previously furnished by such Restricted Broker-Dealer to the Company or (ii) the occurrence of any event, in either case, as a result of which any Market-Maker Prospectus contains or would contain an untrue statement of a material fact regarding such Restricted Broker-Dealer or such Restricted Broker-Dealers' intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities or omits to state any material fact regarding such Restricted Broker-Dealer or such Restricted Broker-Dealers' intended method of distribution of the applicable Broker-Dealer Transfer Restricted Securities required to be stated therein or necessary to make the statements therein not misleading and promptly to furnish to the Company any additional information required to correct and update any previously furnish to the Company any additional information required to correct and update any previously furnished information or required so that such Market-Maker Prospectus shall not contain, with respect to such Restricted Broker-Dealer or the distribution of the applicable Broker-Dealer Transfer Restricted Securities an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

                  (d) For the purposes of Section 8, the term "Underwriter" shall include Restricted Broker-Dealers and the terms "Prospectus" and "Registration Statement" shall include Market-Maker Prospectuses and related Registration Statements and all amendments and supplements thereto.


                  10. Termination. The obligations of the Underwriters hereunder may be terminated by the Underwriters by notice given to and received by the Company prior to delivery of and payment for the Notes and Guarantees if, prior to that time, any of the events described in Sections 7(l), 7(m) or 7(n), shall have occurred or if the Underwriters shall decline to purchase the Notes for any reason permitted under this Agreement.

                  11. Reimbursement of Underwriters' Expenses. If (a) the Company and the Guarantors shall fail to tender the Notes and the Guarantees for delivery to the Underwriters by reason of any failure, refusal or inability on the part of the Company and the Guarantors to perform any agreement on its part to be performed, or because any other condition of the Underwriters' obligations hereunder required to be fulfilled by the Company and the Guarantors is not fulfilled, the Company and the Guarantors will reimburse the Underwriters for all reasonable out-of-pocket expenses (including fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Notes and Guarantees, and upon demand the

Company and the Guarantors shall pay the full amount thereof to the Underwriter(s). If this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Company and the Guarantors shall not be obligated to reimburse any defaulting Underwriter on account of those expenses.


                  12. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                           (a) if to the Underwriters, shall be delivered or
                  sent by mail, telex or facsimile transmission to Lehman Brothers Inc., Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax:
                  212-526-6588), with a copy, in the case of any notice pursuant to Section 8(c), to the Director of Litigation, Office of the General Counsel, Lehman Brothers Inc., 3 World Financial Center, 10th Floor, New York, NY 10285;

                           (b) if to the Company and the Guarantors, shall be
                  delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Christopher C. Cambria (Fax:
                  212-805-5494);

provided, however, that any notice to an Underwriter pursuant to Section 8(c) shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its acceptance telex to the Underwriters, which address will be supplied to any other party hereto by the Underwriters upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Lehman Brothers Inc.

                  13. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the Underwriters, any Restricted Broker-Dealers, the Company, the Guarantors and their respective successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the Company and the Guarantors contained in this Agreement shall also be deemed to be for the benefit of (i) the person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Securities Act (and controlling persons thereof) who offers or sells any Notes and Guarantees in accordance with the terms of the Agreement Between Underwriters and International Managers and (ii) C. E. Unterberg, Towbin, solely in its role as qualified independent underwriter pursuant to the rules of the National Association of Securities Dealers, Inc., and (B) the indemnity agreement of the Underwriters contained in Section 8(c) of this Agreement shall be deemed to be for the benefit of directors of the Company and the Guarantors, officers of the Company and the Guarantors who have signed the Registration Statement and any person controlling the Company and the Guarantors within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 13, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

                  14. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Guarantors and the Underwriters contained in this Agreement or made by or on behalf on them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Notes and Guarantees and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

                  15. Definition of the Terms "Business Day" and "Subsidiary." For purposes of this Agreement, (a) "business day" means each Monday, Tuesday, Wednesday, Thursday or Friday which is not a day on which banking institutions in New York are generally authorized or obligated by law or executive order to close and (b) "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

                  16. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF NEW YORK.

                  17. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

                  18. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.



                            [Signature pages follow]

                  If the foregoing correctly sets forth the agreement among the Company, the Guarantors and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

                                      Very truly yours,

                                      L-3 COMMUNICATIONS CORPORATION



                                      By
                                         --------------------------------------
                                           Name:
                                           Title:

                                      HYGIENETICS ENVIRONMENTAL SERVICES, INC.


                                      By
                                         --------------------------------------
                                           Name:
                                           Title:

                                      L-3 COMMUNICATIONS ILEX SYSTEMS, INC.


                                      By
                                         --------------------------------------
                                           Name:
                                           Title:

                                      SOUTHERN CALIFORNIA MICROWAVE, INC.


                                      By
                                         --------------------------------------
                                           Name:
                                           Title:

Accepted:

LEHMAN BROTHERS INC.
BANCAMERICA ROBERTSON STEPHENS

         By LEHMAN BROTHERS INC.


         By
           -----------------------------
         Authorized Representative

                                   SCHEDULE 1


                                                                   Principal
Underwriters                                                    Amount of Notes
------------                                                    ---------------

Lehman Brothers Inc..........................................
BancAmerica Robertson Stephens...............................   _______________
Total                                                            $150,000,000

















                                      34